UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 25, 2014

PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	001- 04311	11-1541330
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

25 Harbor Park Drive, Port Washington, NY		11050
(Address of principal executive offices)		(Zip Code)

(516) 484-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.
On November 25, 2014, Pall Corporation (the “Registrant”) released its results of operations for its first quarter ended October 31, 2014. A copy of the press release issued by the Registrant, dated November 25, 2014, as well as a copy of the slides presented on a conference call held by the Registrant to review the results of operations on November 25, 2014, are furnished herewith as Exhibit 99.1 and 99.2, respectively, to this report.
The information (including Exhibits 99.1 and 99.2) in this report is “furnished” pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
The Registrant made reference to non-GAAP financial information in the press release, in the presentation and on the conference call. A reconciliation of the non-GAAP financial measures used throughout the release and presentation to the most directly comparable GAAP measures appear in the accompanying tables at the end of the release, in the Appendix at the end of the presentation and are also available on Pall’s website at www.pall.com/investor.

ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release, dated November 25, 2014 (furnished pursuant to Item 2.02).
99.2	Slides presented during conference call held on November 25, 2014 (furnished pursuant to Item 2.02).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pall Corporation

November 25, 2014	/s/	ANGELINA ROUSE
Angelina Rouse
Chief Accounting Officer and Corporate Controller

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release, dated November 25, 2014 (furnished pursuant to Item 2.02).
99.2	Slides presented during conference call held on November 25, 2014 (furnished pursuant to Item 2.02).